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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -----------------------


       Date of Report (Date of earliest event reported): September 1, 2000



                                 PLAINWELL INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                                              38-3391489
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   (State of other jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)


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                                 PLAINWELL INC.
                         1270 Northland Drive, Suite 300
                              Minneapolis, MN 55120
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(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (651) 365-3100


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS.

         PLAINWELL INC. has elected not to pay the September 1, 2000 interest payment due on its Series B Senior Subordinated Notes due 2008. Instead, it will take advantage of the 30-day grace period permitted under the indenture governing the Series B Senior Subordinated Notes to continue discussions with certain holders of such Notes regarding a potential restructuring of Plainwell's capital structure. Plainwell hopes that through such a restructuring the aggregate principal amount outstanding under the Notes can be reduced to a serviceable level. There can be no assurances, however, that such discussions will result in a successful restructuring or that the Company will have sufficient liquidity to make the September 1, 2000 interest payment due upon the expiration of the 30-day grace period. At this time, the Company does not believe that it will be able to make such interest payment upon the expiration of the 30 day grace period.

         This filing contains forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, each of which involves risks and uncertainties that may affect our business and prospects. Such forward-looking statements include, without limitation, our ability to restructure our capital structure and our beliefs as to our liquidity. Investors should consult our ongoing interim and quarterly filings and annual reports for additional information on risks and uncertainties relating to forward-looking statements. Investors are cautioned not to rely on these forward-looking statements. We do not undertake to update these forward-looking statements.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         None.


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PLAINWELL INC.



                                           By:    /S/ Jeffrey A. Arnesen
                                                  ------------------------------
                                           Name:  Jeffrey A. Arnesen
                                           Title: Chief Financial Officer & SVP




Dated:   September 6, 2000













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